Subsequent Events	12 Months Ended
Dec. 31, 2019
Subsequent Events [Abstract]
Subsequent Events

15. Subsequent Events

The Company has evaluated subsequent events from the balance sheet date through March 18, 2020, the date the consolidated financial statements were available to be issued, except for the reverse stock split discussed below. In February 2020, we issued and sold an aggregate of 5,066,666 shares of our Series B Preferred Stock at a purchase price of $2.25 per share to existing investors in exchange for aggregate consideration of approximately $11.4 million in cash.

On June 10, 2020 the Company amended its certificate of incorporation to reflect a 6.178-for-1 reverse stock split of the Company’s common stock. The par values and the number of authorized shares of common stock were not adjusted as a result of the reverse stock split. All issued and outstanding shares of common stock and related per share amounts contained in the accompanying consolidated financial statements have been retroactively adjusted to reflect this reverse stock split for all periods presented. The reverse stock split resulted in an adjustment to the respective Series A and B preferred stock conversion prices to reflect a proportional decrease in the number of shares of common stock to be issued upon conversion.